SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 26, 2004


                      Lehman ABS Corporation, on behalf of:

                      Corporate Backed Trust Certificates,
             AT&T Wireless Services Note-Backed Series 2002-7 Trust
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                     001-31322                  13-3447441
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(State of Incorporation)           (Commission             (I.R.S. Employer
                                   File Number)            Identification No.)


745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-  12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR  240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR  240.13e-4(c))






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ITEM 8.01.  Other Events and Regulation FD Disclosure.
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As the result of events surrounding a merger described in the following paragraph, Cingular Wireless LLC became a co-obligor of the 8.75% Senior Notes due March 1, 2031 (the Underlying Securities"), issued by AT&T Wireless Services, Inc. ("AT&T Wireless"). The Underlying Securities are the sole asset of the Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7 Trust.

According to a Form 8-K (the "Merger Form 8-K") filed by AT&T Wireless on October 28, 2004 with the Securities and Exchange Commission (the "Commission"), Cingular Wireless Corporation acquired AT&T Wireless on October 26, 2004. Following the acquisition, AT&T Wireless became a direct wholly-owned subsidiary of Cingular Wireless LLC.

According to the Merger Form 8-K, Cingular Wireless LLC has become a co-obligor of the Underlying Securities and has fully, unconditionally and irrevocably assumed and agreed to perform and discharge, jointly and severally with AT&T Wireless, the due and punctual payment of the principal of and interest on the Underlying Securities.

Cingular Wireless LLC, the co-obligor of the Underlying Securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Cingular Wireless LLC please see its periodic and current reports filed with the Commission under its Exchange Act file number, 001-31673. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Cingular Wireless LLC may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the co-obligor of the Underlying Securities, the issuer of the Underlying Securities, or the Underlying Securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN ABS CORPORATION


                                       By:  /s/ Paul Mitrokostas
                                            ------------------------
                                            Name:  Paul Mitrokostas
                                            Title:  Senior Vice President

November 24, 2004



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